                                                                       Exhibit 10.4
                              TETON PETROLEUM COMPANY
                          2003 EMPLOYEE STOCK OPTION PLAN

1.    Purposes

This 2003 Stock  Option Plan (the  "Plan") is intended to attract and retain the best available  personnel for positions with Teton  Petroleum  Company or any of its  subsidiary  corporations  (collectively,  the  "Company"),  and to  provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company.  The above aims will be  effectuated  through the granting of certain stock  options.  Under the Plan,  options may be granted which are intended to qualify as Incentive Stock Options  ("ISOs") under Section
422 of the  Internal  Revenue  Code  of  1986  (the  "Code")  or  which  are not
("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The term
"subsidiary  corporation" shall, for the purposes of the Plan, be defined in the same  manner as such term is  defined  in  Section  424(f) of the Code and shall include a subsidiary of any subsidiary.

2.    Administration of the Plan

(a)  The Plan shall be  administered  by the Board of  Directors  of the Company
     (the "Board of Directors"),  as the Board of Directors may be composed from time to time,  except as provided in subparagraph  (b) of this Paragraph 2.
     The  determinations  of the Board of  Directors  under the Plan,  including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive.  Any determination by a majority of the members of the Board of Directors at any  meeting,  or by written  consent in lieu of a meeting, shall be deemed to have been made by the whole Board of  Directors.  Within the limits of the express  provisions  of the Plan,  the Board of Directors shall have the authority, in its discretion,  to take the following actions under the Plan:

     (i)  to determine the  individuals to whom, and the time or times at which,
          ISOs to purchase the Company's shares of Common Stock, par value $.001 per share  ("Common  Shares"),  shall be  granted,  and the  number of
          Common Shares to be subject to each ISO,

     (ii) to determine the  individuals to whom, and the time or times at which,
          Non-ISOs  to purchase  the Common  Shares,  shall be granted,  and the number of Common Shares to be subject to each Non-ISO,

     (iii)to determine the terms and provisions of the  respective  stock option agreements granting ISOs and Non-ISOs (which need not be identical),

     (iv) to interpret the Plan,

     (v)  to prescribe,  amend and rescind rules and regulations relating to the
          Plan, and

     (vi) to make all other  determinations and take all other actions necessary or  advisable  for the  administration  of the Plan.  In  making  such determinations,  the  Board of  Directors  may take into  account  the nature of the services rendered by such individuals, their present and potential  contributions  to the  Company's  success  and  such  other factors  as the Board of  Directors,  in its  discretion,  shall  deem relevant.  An  individual  to whom an option has bee granted under the
          Plan is referred to herein as an "Optionee."

(b)  Notwithstanding  anything to the contrary  contained  herein,  the Board of
     Directors may at any time, or from time to time,  appoint a committee  (the
     "Committee")  of at  least  two  members  of the  Board of  Directors,  and delegate  to the  Committee  the  authority  of the Board of  Directors  to administer the Plan. Upon such  appointment  and delegation,  the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors,  in the administration of the Plan,  except that the power to appoint members of the Committee and to  terminate,  modify or amend the Plan shall be  retained by the Board of
     Directors. In the event that any member of the Board of Directors is at any time  not a  "disinterested  person,"  as  defined  in Rule  16b-3(c)(3)(i)
     promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee,  all the members of which are disinterested  persons, as so defined.  The Board of Directors  may from time to time appoint  members of the  Committee  in  substitution  for or in addition to members  previously appointed,  may fill  vacancies  in the  Committee  and may  discharge  the
     Committee.  A majority of the Committee  shall  constitute a quorum and all
     determinations   shall  be  made  by  a  majority  of  its   members.   Any
     determination  reduced to writing  and signed by a majority  of the members shall be fully as effective as if it had been made by a majority  vote at a meeting  duly  called  and  held.  Members  of the  Committee  shall not be eligible to participate in this Plan.

3.    Shares Subject to the Plan

The total  number of Common  Shares  which shall be subject to ISOs and Non-ISOs granted  under the Plan  (collectively,  "Options")  shall be  25,000,000 in the aggregate,  subject to  adjustment as provided in Paragraph 8. The Company shall at all times while the Plan is in force  reserve such number of Common Shares as will be sufficient  to satisfy the  requirements  of  outstanding  Options.  The
Common Shares to be issued upon exercise of Options shall in whole or in part be authorized and unissued or reacquired Common Shares. The unexercised  portion of any expired,  terminated  or canceled  Option  shall again be available  for the grant of Options under the Plan.

4.    Eligibility

(a)  Subject to  subparagraphs  (b) and (c) of this  Paragraph 4, Options may be granted  to  key  employees,  officers,  directors  or  consultants  of the
     Company, as determined by the Board of Directors.

(b)  An ISO may be granted,  consistent  with the other terms of the Plan, to an individual who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code),  more that ten (10%) percent of the total combined  voting power or value of all classes of stock of the Company or a subsidiary corporation
     (any such person, a "Principal  Stockholder") only if, at the time such ISO is granted,  the purchase  price of the Common Shares subject to the ISO is an amount  which  equals or exceeds one  hundred ten percent  (110%) of the fair market value of such Common  Shares,  and such ISO by its terms is not exercisable more than five (5) years after it is granted.

(c)  A director  or an officer of the Company who is not also an employee of the
     Company  and  consultants  to the  Company  shall be  eligible  to  receive
     Non-ISOs but shall not be eligible to receive ISOs.

(d)  Nothing  contained in the Plan shall be construed to limit the right to the
     Board of Directors to grant an ISO and Non-ISO  concurrently under a single stock option  agreement so long as each Option is clearly  identified as to its  status.  Furthermore,  if an Option has been  granted  under the Plan, additional Options may be granted from time to time to the Optionee holding such  Options,  and Options may be granted from time to time to one or more employees,  officers or  directors  who have not  previously  been  granted
     Options.

(e)  To the extent  that the grant of an Option  results in the  aggregate  fair market  value  (determined  at the time of grant) of the Common  Shares (or other capital stock of the Company or any subsidiary) with respect to which
     Incentive  Stock Options are  exercisable for the first time by an Optionee during any  calendar  year (under all plans of the  Company and  subsidiary corporation)  to  exceed  $100,000,  such  Options  shall be  treated  as a
     Non-ISO.  The provisions of this  subparagraph  (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

5.    Terms of Options

The term of each Option  granted  under the Plan shall be  contained  in a stock option  agreement  between the  Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a)  The purchase  price of the Common  Shares  subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a
     Principal  Stockholder,  not less that 110% of fair  market  value) of such
     Common  Shares at the time such Option is granted.  Such fair market  value shall be determined by the Board of Directors and, if the Common Shares are
     listed on a national securities exchange or traded on the  over-the-counter market,  the fair market  value shall be the mean of the highest and lowest trading prices or of the high bid and low asked prices of the Common Shares on such  exchange,  or on the  over-the-counter  market as  reported by the
     NASDAQ system or the National  Quotation Bureau,  Inc., as the case may be, on the day on which the ISO is granted or, if there is no trading or bid or asked price on that day, the mean of the highest and lowest trading or high bid and low asked prices on the most recent day  preceding the day on which the ISO is granted for which such prices are available.

(b)  The purchase  price of the Common Shares  subject to each Non-ISO shall not be less than 85% of the fair market value of such Common Shares at the time such Option is granted.  Such fair market value shall be  determined by the
     Board of Directors in accordance with subparagraph (a) of this Paragraph 5.
     The purchase  price of the Common  Shares  subject to each Non-ISO shall be determined at the time such Option is granted.

(c)  The dates on which each Option (or portion  thereof)  shall be  exercisable and the conditions  precedent to such  exercise,  if any, shall be fixed by the Board of  Directors,  in its  discretion,  at the time  such  Option is granted.

(d)  The expiration of each Option shall be fixed by the Board of Directors,  in its  discretion,  at the time  such  Option  is  granted;  however,  unless otherwise  determined  by the Board of Directors at the time such Option is granted,  an Option shall be exercisable  for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier  termination  as  expressly  provided  in  Paragraph 6 hereof or as determined by the Board of Directors,  in its discretion,  at the time such
     Option is granted.

(e)  Options  shall be exercised by the delivery by the Optionee  thereof to the
     Company  at its  principal  office,  or at  such  other  address  as may be established  by the Board of Directors,  of written notice of the number of
     Common  Shares  with  respect  to  which  the  Option  is  being  exercised accompanied by payment in full of the purchase price of such Common Shares.
     Payment for such Common  Shares may be made (as  determined by the Board of
     Directors) (i) in cash,  (ii) by certified  check or bank  cashier's  check payable to the order of the Company in the amount of such  purchase  price,
     (iii) by a  promissory  note issued by the Optionee in favor of the Company in the amount equal to such purchase price and payable on terms  prescribed by the Board of Directors,  which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company  having a fair market value  (determined on the date of exercise in accordance with the provisions of subparagraph  (a)
     of  this  Paragraph  5)  equal  to  said  purchase  price,  or  (v)  by any combination of the methods of payment described in clauses (i) through (iv)
     above.

(f)  An Optionee shall not have any of the rights of a stockholder  with respect to the Common Shares  subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

(g)  No Option shall be transferable,  except by will or the laws of descent and distribution,  and any Option may be  exercised  during the lifetime of the
     Optionee only by him. No Option  granted under the Plan shall be subject to execution, attachment or other process.

6.    Death or Termination of Employment

(a)  If employment or other  relationship  of an Optionee with the Company shall be  terminated  voluntarily  by the Optionee and without the consent of the
     Company or for "Cause" (as hereinafter defined), and immediately after such termination  such Optionee  shall not then be employed by the Company,  any
     Options  granted to such Optionee to the extent not  theretofore  exercised shall  expire  forthwith.  For  purposes  of the Plan,  "Cause"  shall mean
     "Cause" as defined in any  employment  agreement  ("Employment  Agreement")
     between  Optionee  and the  Company,  and, in the absence of an  Employment
     Agreement or in the absence of a definition  of "Cause" in such  Employment
     Agreement,  "Cause" shall mean (i) any continued failure by the Optionee to obey the  reasonable  instructions  of the  President  or any member of the
     Board of Directors,  (ii)  continued  neglect by the Optionee of his duties and obligations as an employee of the Company, or a failure to perform such duties and  obligations to the reasonable  satisfaction of the President or the Board of Directors,  (iii) willful  misconduct of the Optionee or other actions  in bad faith by the  Optionee  which are to the  detriment  of the
     Company, including without limitation commission of a felony,  embezzlement or  misappropriation  of funds or  commission of any act of fraud or (iv) a breach of any material  provision  of any  Employment  Agreement  not cured within 10 days after written notice thereof.

(b)  If such employment or other  relationship shall terminate other than (i) by reason of death,  (ii)  voluntarily by the optionee and without the consent of the Company,  or (iii) for Cause, and immediately after such termination such  Optionee  shall not them be  employed  by the  Company,  any  Options granted to such  Optionee  may be exercised at any time within three months after such  termination,  subject to the provisions of subparagraph  (d) of this Paragraph 6. After such three-month  period,  the unexercised  Options shall expire.  For the purposes of the Plan,  the retirement of an Optionee either  pursuant to a pension or retirement  plan adopted by the Company or on the normal  retirement date prescribed from time to time by the Company, and the  termination  of employment as a result of a disability (as defined in Section  22(e) (3) of the Code) shall be deemed to be a  termination  of such Optionee's  employment or other relationship other than voluntarily by the Optionee or for Cause.

(c)  If an  Optionee  dies (i) while  employed  by,  or  engaged  in such  other relationship  with,  the  Company or (ii)  within  three  months  after the termination of his employment or other  relationship other than voluntarily by the  Optionee  and without the consent of the Company or for Cause,  any options granted to such Optionee may be exercised at any time within twelve
     months  after  such  Optionee's   death,   subject  to  the  provisions  of
     subparagraph  (d) of this  Paragraph 6. After the three month  period,  the unexercised Options shall expire.

(d)  An Option may not be exercised  pursuant to this  paragraph 6 except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or Such other relationship,  or death, and in any event may not be exercised  after the  expiration of the earlier of (i) the term of the  option or (ii) ten (10)  years  from the date the  Option  was granted, or five (5) years from the date an ISO was granted if the optionee was a Principal Stockholder at that date.

7.    Leave of Absence.

For  purposes  of the Plan,  an  individual  who is on military or sick leave or other bona fide leave of absence (such temporary employment by the United States or any state  government)  shall be considered as remaining in the employ of the
Company for 90 days or such longer period as shall be determined by the Board of
Directors.

8.    Option Adjustments.

(a)  The aggregate number and class of shares as to which Options may be granted under the Plan,  the number and class  shares  covered by each  outstanding
     Option and the exercise  price per share thereof (but not the total price), and all  such  Options,  shall  each be  proportionately  adjusted  for any increase and decrease in the number of issued Common Shares  resulting from any  split-up,  spin-off  or  consolidation  of shares or any like  Capital adjustment or the payment of any stock dividend.

(b)  Except as provided in subparagraph  (c) of this Paragraph 8, upon a merger, consolidation, acquisition of property or stock, separation, reorganization
     (other than a merger or  reorganization of the Company in which the holders of Common Shares immediately prior to the merger or reorganization have the same proportionate  ownership of Common Shares in the surviving corporation immediately  after the  merger or  reorganization)  or  liquidation  of the
     Company, as a result of which the stockholders of the Company receive cash, stock or other  property in exchange  for their Common  Shares,  any Option granted  hereunder shall terminate;  but,  provided that the Optionee shall have  the  right  immediately  prior  to any  such  merger,  consolidation, acquisition of property or stock, separation, reorganization or liquidation to  exercise  his  Option in whole or in part  whether  or not the  vesting requirements set forth in the stock option agreement have been satisfied.

(c)  If the  stockholders  of the  Company  receive  capital  stock  of  another corporation  ("Exchange  Stock") in exchange for their Common Shares in any transaction involving a merger,  consolidation,  acquisition of property or stock,  separation or reorganization (other than a merger or reorganization of the Company in which the holders of Common Shares  immediately  prior to the  merger or  reorganization  have the same  proportionate  ownership  of
     Common Shares in the surviving corporation  immediately after the merger or
     reorganization),   all  options   granted   hereunder  shall  terminate  in
     accordance  with the  provision  of  subparagraph  (b) of this  Paragraph 8 unless the of Directors and the  corporation  issuing the Exchange Stock in their sole and arbitrary  discretion and subject to any required  action by the stockholders of the Company and such  corporation,  agree that all such
     Options granted  hereunder are converted into options to purchase shares of
     Exchange Stock. The amount and price of such options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for  determining  the number of shares of Exchange Stock the holders of the Common  Shares  receive in such  merger,  consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

(d)  All adjustments  pursuant to this Paragraph 8 shall be made by the Board of
     Directors and its  determination as to what adjustments  shall be made, and the extent thereof, shall be final, binding and conclusive.

9.    Further Conditions of Exercise.

(a)  Unless prior to the exercise of an Option the Common  Shares  issuable upon such exercise are the subject of a  registration  statement  filed with the
     Securities and Exchange  Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such  registration  statement  meeting the Requirements of
     Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the individual  exercising  the Option to the  Company to the effect  that such shares are being  acquired for  investment  only and not with a view to the resale or  distribution  thereof,  or such  other  documentation  as may be required by the Company,  unless, in the opinion of counsel to the Company, such representation,  agreement or documentation is not necessary to comply with the Securities Act.

(b)  Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each  securities  exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may  issue  such  shares  pursuant  to  a  qualification  or  an  effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable.
     The  Company  shall  use   reasonable   efforts  to  effect  such  listing,
     qualification and registration, as the case may be.

10.   Termination, Modification and Amendment

(a)  The Plan  (but  not  Options  previously  granted  under  the  Plan)  shall terminate  ten (10) years from the  earlier of the date of its  adoption by the Board of  Directors  or the date on which the Plan is  approved  by the affirmative vote of the holders of a majority of the outstanding  shares of capital stock of the Company entitled to vote thereon,  and no Option shall be granted after termination of the Plan.

(b)  The Plan may at any time be terminated and from time to time be modified or amended  by the  affirmative  vote  of the  holders  of a  majority  of the outstanding  shares  of the  capital  stock  of  the  Company  present,  or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

(c)  The Board of Directors of the Company may at any time terminate the Plan or from time to time make such  modifications  or amendments of the Plan as it may deem advisable;  provided,  however,  that the Board of Directors shall not (i) modify or amend the Plan in any way that would  disqualify  any ISO issued  pursuant to the Plan as an  Incentive  Stock Option or (ii) without approval  by the  affirmative  vote of the  holders  of a  majority  of the outstanding  shares  of the  capital  stock  of  the  Company  present,  or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware,  increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be  granted  under the Plan or  change  the class of  persons  eligible  to
     Options under the Plan.

(d)  No termination,  modification or amendment of the Plan may adversely affect the rights conferred by any Options the consent of the Optionee thereof.

11.   Effectiveness of the Plan

The Plan shall become  effective  upon adoption by the Board of  Directors.  The
Plan shall be subject to  approval by the  affirmative  vote of the holders of a majority of the outstanding  shares of the capital stock of the Company entitled to vote thereon within one year  following  adoption of the Plan by the Board of
Directors,  and all  Options  granted  prior to such  approval  shall be subject thereto. In the event such approval is withheld,  the Plan and all Options which may have been granted thereunder shall become null and void.

12.   Not a Contract of Employment

Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be  granted  hereunder  any  right to  remain in the  employ  of, or in  another relationship with, the relationship with, the Company.

13.   Miscellaneous

(a)  Nothing  contained  in the Plan or in any stock option  agreement  executed pursuant  hereto shall be deemed to confer upon any  individual  to whom an
     Option is or may be granted hereunder any right to remain in the employ of, or other relationship with, the Company.

(b)  If an Option has been  granted  under the Plan,  additional  Options may be granted from time to time to the Optionee,  and Options may be granted from time to time  to one or more  individuals  who  have  not  previously  been granted options.

(c)  Nothing  contained in the Plan shall be construed to limit the right of the
     Company to grant options  otherwise than under the Plan in connection  with the acquisition of the business and assets of any corporation, firm, person or association,  including  options granted to employees thereof who become employees of the Company,  nor shall the provisions of the Plan be to limit the right of the Company to grant options Otherwise than under the Plan for other proper corporate purposes.

(d)  The Company shall have the right to require the Optionee to pay the Company the cash  amount  of any taxes the  Company  is  required  to  withhold  in connection with the exercise of an Option.

(e)  No award  under  this Plan shall be taken into  account in  determining  an
     Optionee's  compensation  for  purposes of an employee  benefit plan of the
     Company.